UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2014

STR Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34529	27-1023344
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

18 Craftsman Road
East Windsor, Connecticut	06088
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 763-7014

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On October 2, 2014, STR Holdings, Inc. (“STR”) made investor presentations in New York, New York. A copy of the investor presentation is attached hereto as Exhibit 99.1.

Forward Looking Statements

Certain statements made herein may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. With respect to the proposed transaction, such forward-looking statements include, but are not limited to, statements regarding the expected completion of the transaction, market and growth opportunities, anticipated synergies and other benefits associated with the proposed transaction and other statements that are not historical fact. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements.

These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, but not limited to: our results of operations, growth strategy, liquidity, the ability of the parties to consummate the proposed transaction in a timely manner or at all; satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure any governmental or regulatory approvals in a timely manner or at all, and approval by STR’s stockholders; the possibility of litigation (including related to the transaction itself); the ability to realize synergies from the proposed transaction; the possibility that competing offers may be made; operational challenges in achieving strategic objectives and executing our plans; the risk that markets do not evolve as anticipated; the potential impact of the general economic conditions and other economic, business and/or competitive factors. The risks included are not exhaustive. Other factors that could adversely affect the transaction, our actual results, levels of activity, performance or achievements is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-K filed on March 13, 2014 and in subsequent periodic reports on our Form 10-K, 10-Q and 8-K, as well as the proxy statement and other relevant materials filed by STR in connection with the proposed transaction with Zhenfa (as defined below), which contain and identify other important factors that could cause actual results to differ materially from those contained in any projections or forward-looking statements. You are urged to carefully review and consider the disclosure found in our filings which are available on http://www.sec.gov or http://www.strsolar.com. We undertake no obligation to publicly update any forward-looking statement contained in this release, whether as a result of new information, future developments or otherwise, except as may be required by law.

Additional Information and Where You Can Find It

In connection with the proposed transaction, STR has filed with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant materials.  INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH MATERIALS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ZHEN FA NEW ENERGY (U.S.) CO., LTD., ZHENFA ENERGY GROUP CO., LTD. (“ZHENFA”), AND THE TRANSACTION.  The proxy statement and certain other relevant materials (when they become available) and any other documents filed by STR with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain free copies of documents filed with the SEC by contacting STR’s Investor Relations at (860) 763-7014, x7437, or by accessing STR’s investor relations website at www.strsolar.com.  Investors are urged to read the proxy statement and other relevant materials when they become available before making any voting or investment decision with respect to the transaction.

Participants in the Solicitation

STR and its executive officers and directors may be deemed to be participating in the solicitation of proxies in connection with the proposed transaction with Zhenfa. Information about the executive officers and directors of STR and the number of shares of STR’s common stock beneficially owned by such persons is set forth in the proxy statement regarding the transaction with Zhenfa filed with the SEC on September 11, 2014. Furthermore, investors may obtain additional information regarding the direct and indirect interests of STR and its executive officers and directors in the transaction by reading the proxy statement regarding the transaction with Zhenfa filed with the SEC on September 11, 2014.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	October 2014 Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STR Holdings, Inc.

Date: October 2, 2014	By:	/s/ Alan N. Forman
Alan N. Forman
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	October 2014 Investor Presentation.